[CHASE LOGO] CHASE
THE RIGHT RELATIONSHIP IS EVERYTHING.(REGISTERED MARK)

                                   PRELIMINARY
                              NEW ISSUE TERM SHEET

   ANY INVESTMENT DECISION WTH RESPECT TO THE SECURITIES SHOULD BE MADE BY YOU
     BASED UPON THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT
      AND PROSPECTUS RELATNG TO THE SECURITIES. THE INFORMATION HEREIN WILL
          BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN
                 THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS.
               --------------------------------------------------

                           $817,083,916 (APPROXIMATE)

                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2000-3

               --------------------------------------------------

              CHASE COMMERCIAL MORTGAGE SECURITIES CORP.--DEPOSITOR
                    THE CHASE MANHATTAN BANK--MASTER SERVICER
                     LENNAR PARTNERS, INC.--SPECIAL SERVICER


           GENERAL ELECTRIC CAPITAL CORPORATION--MORTGAGE LOAN SELLER
          HELLER FINANCIAL CAPITAL FUNDING, INC.--MORTGAGE LOAN SELLER
                 THE CHASE MANHATTAN BANK--MORTGAGE LOAN SELLER

               --------------------------------------------------

                        FOR FURTHER INFORMATION CONTACT:
                                 Scott Davidson
                                Managing Director
                              Chase Securities Inc.
                                  212-834-3813

CHASE SECURITIES INC.
Book Running Manager

The analyses in this report are based upon information provided by General Electric Capital Corporation, Heller Financial Capital Funding, Inc. and The Chase Manhattan Bank (the "Sellers"). Chase Securities Inc. (the "Underwriter") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriter and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriter is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriter nor any of its affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITER AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (other than Chase Securities Inc.). THE UNDERWRITER IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                SEPTEMBER 6, 2000

[CHASE LOGO] CHASE
THE RIGHT RELATIONSHIP IS EVERYTHING.(REGISTERED MARK)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                             SUMMARY OF CERTIFICATES

         INITIAL CLASS                                                                             PRINCIPAL
          CERTIFICATE                     PASS-         ASSUMED       WEIGHTED                        OR
          BALANCE OR    APPROXIMATE      THROUGH         FINAL        AVERAGE       EXPECTED       NOTIONAL
           NOTIONAL        CREDIT         RATE        DISTRIBUTION      LIFE        RATINGS        PRINCIPAL
CLASS     AMOUNT (1)      SUPPORT      DESCRIPTION      DATE (5)     (YEARS)(6)   (S&P/FITCH)     WINDOW (6)
-------------------------------------------------------------------------------------------------------------
  A-1         TBD           TBD           Fixed           TBD           TBD           AAA             TBD
  A-2         TBD           TBD           Fixed           TBD           TBD           AAA             TBD
   X          TBD           N/A        WAC (I/O)(2)       TBD           TBD           AAA             TBD
   B          TBD           TBD         Fixed (3)         TBD           TBD            AA             TBD
   C          TBD           TBD         Fixed (3)         TBD           TBD            A              TBD
   D          TBD           TBD         Fixed (3)         TBD           TBD            A-             TBD
   E          TBD           TBD        Variable (4)       TBD           TBD           BBB             TBD
   F          TBD           TBD        Variable (4)       TBD           TBD           BBB-            TBD
   G          TBD           N/A         Fixed (3)         N/A           N/A           N/A             N/A
   H          TBD           N/A         Fixed (3)         N/A           N/A           N/A             N/A
   I          TBD           N/A         Fixed (3)         N/A           N/A           N/A             N/A
   J          TBD           N/A         Fixed (3)         N/A           N/A           N/A             N/A
   K          TBD           N/A         Fixed (3)         N/A           N/A           N/A             N/A
   L          TBD           N/A         Fixed (3)         N/A           N/A           N/A             N/A
   M          TBD           N/A         Fixed (3)         N/A           N/A           N/A             N/A
-------------------------------------------------------------------------------------------------------------

(1)  Approximate, subject to a permitted variance of plus or minus 10%.

(2) The pass-through rate on the Class X certificates will be equal to the excess, if any, of (1) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (2) the weighted average of the pass-through rates of the other certificates (other than the residual certificates, the Class S-1 and Class S-2 certificates).

(3) For any distribution date, if the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of the first day of the related due period is less than the rate specified for the Class B, Class C or Class D certificates with respect to the distribution date, then the pass-through rate for that class of certificates on that distribution date will equal the weighted average net mortgage interest rate.

(4) The pass-through rate applicable to the Class E and Class F certificates on each distribution date will be equal to the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) minus ____% per annum.

(5) The assumed final distribution dates set forth have been determined on the basis of the assumptions described in "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date". The rated final distribution date for each class of certificates is ________, 20__. See "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date".

(6) The weighted average life and period during which distributions of principal would be received (or applied in the case of the notional amount of Class X certificates) set forth in the foregoing table with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity Considerations--Weighted Average Life" and on the assumptions that there are no prepayments (other than on each anticipated prepayment date, if any) or losses on the mortgage loans and that there are no extensions of maturity dates of mortgage loans.

The Class S-1, Class S-2, Class R and Class LR certificates are not offered or represented in this table.


COLLATERAL OVERVIEW:
--------------------
Aggregate Principal Balance:                                $817,083,916
Number of Mortgage Loans:                                            119
Number of Mortgaged Properties:                                      121
Weighted Average Cut-Off Date Balance:                        $6,871,848
Weighted Average Current Mortgage Rate:                           8.218%
Weighted Average Underwritten DSCR (1):                            1.35x
Weighted Average Loan-to-Value Ratio (1):                          70.99
Weighted Average Original Term to Maturity                        119.88
(months):
Weighted Average Remaining Term to                                115.92
Maturity (months):
Weighted Average Remaining Amortization                           327.50
Term (months):
Balloon Loans as a % of Total:                                    96.80%
Single Largest Loan as a % of Total:                                5.9%
Three Largest Loans as a % of Total:                               13.5%
Ten Largest Loans as a % of Total:                                 31.5%

(1) Excludes 3 credit tenant lease loans, representing approximately 0.6% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

                              AGGREGATE                 LOAN
                            CUT-OFF DATE     % OF        PER      CUT-OFF
TEN LARGEST LOAN SUMMARY       BALANCE        IPB      SF/UNIT      LTV        DSCR      PROPERTY TYPE
-----------------------------------------------------------------------------------------------------------
Le Meridien                  $47,969,316      5.9%     $97,104     58.14%      1.79      Full-Service Hotel
7700 Building                 34,914,071      4.3         $167     72.74%      1.22      Office
30 Montgomery Street          27,451,993      3.4          $96     62.39%      1.32      Office
Glenmont Gardens              27,442,709      3.4      $33,183     78.41%      1.23      Multifamily
Holiday Inn Brookline         23,500,000      2.9      $104,44     68.31%      1.45      Full-Service Hotel
Marbury Plaza Apartments      23,500,000      2.8      $33,284     74.26%      1.23      Multifamily
Cambrian Apartments           18,771,232      2.3      $49,011     76.00%      1.25      Multifamily
Two Bent Tree Tower           18,486,441      2.3         $107     78.67%      1.28      Office
The Falls                     18,154,724      2.2      $34,913     68.64%      1.20      Multifamily
Danbury Green                 17,890,343      2.2         $188     74.54%      1.32      Anchored Retail
TOTAL/WEIGHTED AVERAGE      $257,080,828     31.5%                 69.74%      1.37
-----------------------------------------------------------------------------------------------------------

                     NUMBER OF
                      MORTGAGE        AGGREGATE PRINCIPAL   % OF INITIAL POOL
    STATE         LOANS/PROPERTIES          BALANCE              BALANCE
-----------------------------------------------------------------------------
California             25/25             $165,949,743              20.3%
Texas                  20/20              114,473,457              14.0
Georgia                 9/9                72,883,885               8.9
Louisiana               5/5                50,250,661               6.2
Massachusetts           4/4                48,207,951               5.9
Other States           56/58              365,318,218              44.7
TOTAL                 119/121            $817,083,916             100.0%
-----------------------------------------------------------------------------

                                               NUMBER                    % OF
                                                 OF        AGGREGATE    INITIAL
                                              MORTGAGE     PRINCIPAL      POOL
PREPAYMENT PROVISIONS                          LOANS        BALANCE     BALANCE
-------------------------------------------------------------------------------
Lockout period followed by defeasance            116     $788,976,229     96.6%
Lockout period followed by yield maintenance       3       28,107,687      3.4
TOTAL                                            119     $817,083,916    100.0%
-------------------------------------------------------------------------------

KEY CHARACTERISTICS:
--------------------

Lead Manager:            Chase Securities Inc.
Master Servicer:         The Chase Manhattan Bank
Special Servicer:        Lennar Partners, Inc.
Trustee:                 State Street Bank and Trust Company
Paying Agent:            The Chase Manhattan Bank
Mortgage Loan Sellers:   General Electric Capital Corporation (48%)
                         Heller Financial Capital Funding, Inc. (32%)
                         The Chase Manhattan Bank (20%)
Closing:                 On or about September 28, 2000
Cut-Off Date:            September 10, 2000
Distribution Date:       15th  day  of  each   month   or   following
                         business day
ERISA Eligible:          Classes A1, A2 and X are expected to be
                         ERISA eligible
SMMEA Eligible:          No classes are eligible
Structure:               Sequential Pay
Day Count:               30/360, payable monthly
Tax Treatment:           REMIC
Rated Final              October 15, 2032
Distribution Date:
Minimum Denominations:   10,000 initial principal amount for the publicly
                         offered certificates and 1,000,000 initial notional
                         amount for the Class X certificates. Each certificate
                         will be offered in multiples of 1 in excess of the
                         minimum denomination.
Delivery:                DTC, Clearstream Banking, Euroclear


                        NUMBER OF          AGGREGATE      % OF INITIAL
                         MORTGAGE          PRINCIPAL          POOL
PROPERTY TYPE (1)    LOANS/PROPERTIES       BALANCE          BALANCE
----------------------------------------------------------------------
Office                    25/25          $227,476,162         27.8%
Retail                    43/45           229,927,414         28.2
Multifamily               20/20           177,307,210         21.7
Hotel                      9/9            106,711,160         13.1
Industrial                 8/8             37,749,277          4.6
Total                    105/107         $779,171,223         67.6%
----------------------------------------------------------------------
(1) Represents the property type concentrations in excess of 5% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.


                          NUMBER OF        AGGREGATE      % OF INITIAL
CURRENT USE OF ALL         MORTGAGE        PRINCIPAL          POOL
MORTGAGED PROPERTIES    LOANS/PROPERTIES    BALANCE          BALANCE
----------------------------------------------------------------------
Office                      25/25         $227,476,162         27.8%
Anchored Retail             38/40          202,473,394         24.8
Multifamily                 20/20          177,307,210         21.7
Full Service Hotel           6/6            93,229,275         11.4
Industrial                   8/8            37,749,277          4.6
Manufactured Housing         9/9            30,313,813          3.7
Unanchored Retail            5/5            27,454,020          3.4
Limited Service Hotel        3/3            13,481,885          1.7
CTL                          3/3             4,902,503          0.6
Self Storage                 2/2             2,696,377          0.3
Total                      119/121        $817,083,916        100.0%
----------------------------------------------------------------------

[CHASE LOGO] CHASE
THE RIGHT RELATIONSHIP IS EVERYTHING.(REGISTERED MARK)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                              COLLATERAL STATISTICS

                   NUMBER OF MORTGAGE        AGGREGATE         % OF INITIAL POOL
RANGE OF DSCR(1)    LOANS/PROPERTIES     PRINCIPAL BALANCE           BALANCE
-------------------------------------------------------------------------------
1.150x to 1.199x          5/5              $ 17,158,762               2.1%
1.200x to 1.229x         21/21              178,941,378               21.9
1.230x to 1.259x         21/21              155,245,944               19.0
1.260x to 1.299x         19/21              142,172,601               17.4
1.300x to 1.369x         24/24              128,282,175               15.7
1.370x to 1.499x          8/8                57,195,874                7.0
1.500x to 3.926x         18/18              133,184,678               16.3
Total                   116/118            $812,181,413              99.4%
-------------------------------------------------------------------------------
1. Excludes 3 credit tenant lease loans, representing approximately 0.6% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

                               NUMBER OF          AGGREGATE
  RANGE OF LTV AS OF THE       MORTGAGE           PRINCIPAL        % OF INITIAL
     CUT-OFF DATE (1)      LOANS/PROPERTIES        BALANCE         POOL BALANCE
-------------------------------------------------------------------------------
  24.70% to 59.99%               12/12           $116,843,000         14.3%
  60.00% to 64.99%                7/7              55,561,706           6.8
  65.00% to 68.99%                8/8              60,464,210           7.4
  69.00% to 72.99%               30/32            155,245,944          19.0
  73.00% to 76.99%               28/28            211,624,734          25.9
  77.00% to 79.99%               33/33            214,075,986          26.2
  Total                         116/118          $812,181,413         99.4%
-------------------------------------------------------------------------------
1. Excludes 3 credit tenant lease loans, representing approximately 0.6% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date.

                              NUMBER OF          AGGREGATE
  RANGE OF PRINCIPAL          MORTGAGE           PRINCIPAL         % OF INITIAL
CUT-OFF DATE BALANCES     LOANS/PROPERTIES        BALANCE          POOL BALANCE
-------------------------------------------------------------------------------
1,082,594 to 3,000,000          45/47            $88,326,771          10.8%
3,000,001 to 5,000,000          32/32            122,644,296           15.0
5,000,001 to 9,000,000          15/15            111,041,704           13.6
9,000,001 to 15,000,000         13/13            158,432,571           19.4
15,000,001 to 30,000,000        12/12            261,957,103           32.1
30,000,001 to 42,000,000         1/1              31,457,731            3.9
42,000,001 to 48,500,000         1/1              43,223,739            5.3
Total                          119/121          $817,083,916         100.0%
-------------------------------------------------------------------------------

                                 NUMBER OF          AGGREGATE
 RANGE OF REMAINING TERM          MORTGAGE           PRINCIPAL      % OF INITIAL
TO MATURITY OR APD (MONTHS)   LOANS/PROPERTIES        BALANCE       POOL BALANCE
--------------------------------------------------------------------------------
  56 to 79                          3/3             $11,357,466         1.4%
  80 to 99                          8/8              76,887,596          9.4
  100 to 116                       20/20            129,426,092         15.8
  117 to 118                       18/18            155,654,486         19.1
  119 to 120                       67/69            422,677,510         51.7
  121 to 234                        3/3              21,080,765          2.6
  Total                           119/121          $817,083,916       100.0%
--------------------------------------------------------------------------------

                              NUMBER OF          AGGREGATE
                              MORTGAGE            PRINCIPAL      % OF INITIAL
RATES OF MORTGAGE RATES   LOANS/PROPERTIES        BALANCE        POOL BALANCE
-------------------------------------------------------------------------------
6.850% to 7.499%                 8/8             $68,308,215         8.4%
7.500% to 7.899%                 4/4              49,515,285          6.1
7.900% to 8.199%                16/16            154,673,985         18.9
8.200% to 8.499%                48/50            316,865,143         38.8
8.500% to 8.749%                26/26            164,152,159         20.1
8.750% to 8.999%                14/14             52,456,787          6.4
9.000% to 9.000%                 3/3              11,112,341          1.4
Total                          119/121          $817,083,916       100.0%
-------------------------------------------------------------------------------

                               NUMBER OF          AGGREGATE
                               MORTGAGE           PRINCIPAL       % OF INITIAL
AMORTIZATION TYPES         LOANS/PROPERTIES        BALANCE        POOL BALANCE
-------------------------------------------------------------------------------
Balloon Loans                  112/114          $745,180,531         91.2%
APD Loans                        3/3              40,854,196           5.0
Interest-only Loans              2/2              26,146,685           3.2
Fully Amortizing Loans           2/2               4,902,503           0.6
Total                          119/121          $817,083,916        100.0%
-------------------------------------------------------------------------------

                                                  AGGREGATE
                                  NUMBER OF       PRINCIPAL       % OF INITIAL
BASIS FOR ACCRUAL OF INTEREST   MORTGAGE LOANS     BALANCE        POOL BALANCE
-------------------------------------------------------------------------------
Actual/360                           118        $808,913,077         99.0%
30/360                                1            8,170,839           1.0
Total                                119        $817,083,916          100%
-------------------------------------------------------------------------------

[CHASE LOGO] CHASE
THE RIGHT RELATIONSHIP IS EVERYTHING.(REGISTERED MARK)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                                SUMMARY OF ISSUE

ISSUE TYPE:                  Sequential pay multi-class commercial mortgage REMIC

OFFERED SECURITIES:          Classes A-1, A-2, X, B, C, D, E and F

COLLATERAL:                  Approximately  $817,083,916 pool of 119 fixed-rate  commercial,  multifamily and manufactured housing mortgage loans

LOAN SELLERS:                General Electric Capital Corporation, Heller Financial Capital Funding, Inc. and
                             The Chase Manhattan Bank

DEPOSITOR:                   Chase Commercial Mortgage Securities Corp.

UNDERWRITER:                 Chase Securities Inc.--Book Running Manager

MASTER SERVICER:             The Chase Manhattan Bank

PRIMARY SERVICERS:           GE Capital Loan Services, Inc. and The Chase Manhattan Bank

SPECIAL SERVICER:            Lennar Partners, Inc.

TRUSTEE:                     State Street Bank and Trust Company

RATING AGENCIES:             Standard & Poor's and Fitch

CUT-OFF DATE:                September 10, 2000

CLOSING DATE:                On or about September 28, 2000

DISTRIBUTION DATE:           The 15th day of the month or, if that day is not a  business day, the next business day, beginning in October 2000, provided that the distribution date will be no earlier than the fourth business day after the related determination date

DETERMINATION DATE:          The 11th day of the month in which the related distribution date occurs, or if the 11th day is not a business day, then the immediately following business day

DENOMINATIONS:               The offered certificates (other than the Class X certificates) will be offered in minimum denominations of $10,000 initial principal amount; the Class X certificates will be offered in minimum denominations of $1,000,000 initial notional amount

ERISA CONSIDERATIONS:        Class A-1, Class A-2 and Class X certificates are expected to be ERISA eligible, subject to certain conditions

SMMEA ELIGIBILITY:           No certificates are eligible

CERTIFICATE REGISTRATION:    Certificate owners may hold their certificates through DTC (in the United States) or
                             Clearstream Banking, societe anonym or The Euroclear System (in Europe) if they are participants of that system, or indirectly through organizations that are participants in those systems

[CHASE LOGO] CHASE
THE RIGHT RELATIONSHIP IS EVERYTHING.(REGISTERED MARK)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                           STRUCTURAL CHARACTERISTICS

INTEREST ACCRUAL PERIOD:     Interest will accrue on the offered certificates
                             during the calendar month prior to the related distribution date and will be calculated assuming that each month has 30 days and each year has 360 days.

PASS-THROUGH RATES:          Certificates will accrue interest at an annual rate
                             called a pass-through rate which is set forth below
                             for each class other than the Class E, Class F and
                             Class X certificates:
                                 Class A-1   [__]%
                                 Class A-2   [__]%
                                 Class B     [__]% (1)
                                 Class C     [__]% (1)
                                 Class D     [__]% (1)

                             (1)For any distribution date, if the weighted
                                average of the net interest rates on the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months and net of all servicing and trustee fees) as of the first day of the related due period is less than the rate specified for the Class B, Class C or Class D certificates with respect to the distribution date, then the pass-through rate for that class of certificates on that distribution date will equal the weighted average net mortgage interest rate.

                             If you invest in the Class E or Class F
                             certificates, your pass-through rate will be equal to the weighted average interest rate of the mortgage loans (in each case adjusted to accrue on the basis of a 360-day year consisting of twelve 30-day months and net of all servicing and trustee fees), less % per annum.

                             If you invest in the Class X certificates, your pass-through rate will be equal to the excess, if any, of (1) the weighted average interest rate of the mortgage loans (in each case adjusted, if necessary to accrue on the basis of a 360-day year consisting of twelve 30-day months and net of all servicing and trustee fees) over (2) the weighted average of the pass-through rates of the other certificates (other than the Class S-1, Class S-2, Class R and Class LR certificates) as described in the prospectus supplement.

PRINCIPAL DISTRIBUTIONS:     On each distribution date, funds available for
                             distribution from the mortgage loans, net of specified trust expenses, will be distributed to the class of certificates outstanding, with the earliest alphabetical/numerical Class designation, until its certificate balance is reduced to zero. If the principal amount of each class of certificates other than Class A-1 and Class A-2 has been reduced to zero, funds available for principal will be distributed to Class A-1 and Class A-2, pro rata, rather than sequentially.

[CHASE LOGO] CHASE
THE RIGHT RELATIONSHIP IS EVERYTHING.(REGISTERED MARK)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                     STRUCTURAL CHARACTERISTICS (continued)

INTEREST DISTRIBUTIONS:         Each class of offered certificates (other than
                                the Class X certificates) will be entitled on each distribution date to interest accrued at its pass-through rate on the outstanding certificate balance of such class during the prior calendar month. The Class X certificates will be entitled on each distribution date to the interest accrued at the related pass-through rate on its notional amount during the prior calendar month.

PREPAYMENT PROVISIONS:          Each mortgage loan prohibits any prepayments
                                (including defeasance) for a specified period of time after its date of origination (a "Lockout
                                Period"). In addition, each mortgage loan restricts voluntary prepayments in one of the following ways:

                                (1) 116 of the mortgage loans, representing approximately 96.6% of the Initial Pool Balance, permit only defeasance after the expiration of the Lockout Period; and

                                (2) 3 of the mortgage loans, representing approximately 3.4% of the Initial Pool Balance, requires that any principal prepayment made during a specified period of time after the Lockout Period (a "yield maintenance period"), be accompanied by a Yield Maintenance Charge

YIELD MAINTENANCE CHARGES:      On any Distribution Date, yield maintenance
                                charges collected during the related Due Period will be required to be distributed by the Trustee to the holders of the Class X
                                Certificates. No yield maintenance charges will be distributed to holders of any other Class of Certificates.

REPRESENTATIONS                 General Electric Capital Corporation, Heller
AND WARRANTIES:                 Financial Capital Funding, Inc. (backed by
                                Heller Financial, Inc.) and The Chase Manhattan
                                Bank will make certain representations and warranties with respect to each mortgage loan sold by General Electric Capital Corporation,
                                Heller Financial Capital Funding, Inc. and The
                                Chase Manhattan Bank, respectively.

[CHASE LOGO] CHASE
THE RIGHT RELATIONSHIP IS EVERYTHING.(REGISTERED MARK)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                                   LE MERIDIEN

---------------------------------------------------------------------------------------------------------------------------------
                              LOAN INFORMATION                                      PROPERTY INFORMATION
---------------------------------------------------------------------------------------------------------------------------------
                            ORIGINAL            CUT-OFF DATE          SINGLE ASSET/PORTFOLIO:      Single Asset

PRINCIPAL BALANCE:          $48,000,000         $47,969,316           PROPERTY TYPE:               Full-Service Hotel

% OF POOL BY IPB:           5.9%                                      LOCATION:                    New Orleans, LA

ORIGINATOR:                 GECC                                      YEAR BUILT / RENOVATED:      1984/1999

LOAN DATE                   7/27/00                                   COLLATERAL:                  Located adjacent to the French
                                                                                                   Quarter.  The hotel contains
INTEREST RATE:              8.08%                                                                  494 rooms, an outdoor pool, a
                                                                                                   health club and a restaurant.
REMAINING AMORTIZATION:     323 months

MATURITY DATE:              8/1/10
                                                                      CURRENT OCCUPANCY:           76.10%
BORROWER/SPONSOR:           LaSalle Hotel Operating Partnership
                                                                      UNDERWRITTEN NET CASH FLOW:  $7,843,301
CALL PROTECTION:            Lockout followed by defeasance
                                                                      APPRAISED VALUE:             $82,500,000
CROSS-COLLATERALIZATION:    No
                                                                      APPRAISAL DATE:              7/1/00
CASH MANAGEMENT:            Springing Hard Lockbox
                                                                      CUT-OFF DATE LOAN/ROOM:      $97,104
RESERVES:                   4% Monthly Replacement Reserve at
                            1.40x DSCR                                CUT-OFF DATE LTV:            58.14%

                                                                      BALLOON LTV:                 50.03%

                                                                      UWNCF DSCR:                  1.79x
---------------------------------------------------------------------------------------------------------------------------------


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                                   Page 7 of 7

[CHASE LOGO] CHASE
THE RIGHT RELATIONSHIP IS EVERYTHING.(REGISTERED MARK)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                                  7700 BUILDING

----------------------------------------------------------------------------------------------------------------------------------
                          LOAN INFORMATION                             PROPERTY INFORMATION
----------------------------------------------------------------------------------------------------------------------------------
                          ORIGINAL             CUT-OFF DATE            SINGLE ASSET/ PORTFOLIO:     Single Asset

PRINCIPAL BALANCE:        $34,940,000           $34,914,071            PROPERTY TYPE:               Office

% OF POOL BY IPB:         4.3%                                         LOCATION:                    Irvine, CA

ORIGINATOR:               Chase                                        YEAR BUILT/RENOVATED:        1989

LOAN DATE                 6/27/00                                      COLLATERAL:                  A nine-story multi-tenant office
                                                                                                    building which contains
INTEREST RATE:            8.50%                                                                     approximately 208,373 square
                                                                                                    feet of net leasable area. The
REMAINING AMORTIZATION:   358 months                                                                three largest tenants are
                                                                                                    Chrysler Motors Corporation,
MATURITY DATE:            7/10/10                                                                   Genson, Even, Crandall and
                                                                                                    American Office Centers.
BORROWER/SPONSOR:         CGS Real Estate Company, Inc.

CALL PROTECTION:          Lockout followed by defeasance               CURRENT OCCUPANCY :          98.27%

CROSS-COLLATERALIZATION:  No                                           UNDERWRITTEN NET CASH FLOW:  $3,922,422

CASH MANAGEMENT:          No                                           APPRAISED VALUE:             $48,000,000

RESERVES:                 Monthly Replacement Reserve-$3,385           APPRAISAL DATE:              6/8/00

                                                                       CUT-OFF DATE LOAN/SF:        $167

                                                                       CUT-OFF DATE LTV:            72.74%

                                                                       BALLOON LTV:                 65.95%

                                                                       UWNCF DSCR:                  1.22x
-----------------------------------------------------------------------------------------------------------------------------


                                [PICTURE OMITTED]

[CHASE LOGO] CHASE
THE RIGHT RELATIONSHIP IS EVERYTHING.(REGISTERED MARK)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                                  30 MONTGOMERY

-----------------------------------------------------------------------------------------------------------------------------------
                          LOAN INFORMATION                                         PROPERTY INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
                         ORIGINAL              CUT-OFF DATE       SINGLE ASSET/ PORTFOLIO:      Single Asset

PRINCIPAL BALANCE:       $27,935,320           $27,451,993        PROPERTY TYPE:                Office

% OF POOL BY IPB:        3.4%                                     LOCATION:                     Jersey City, NJ

ORIGINATOR:              Heller                                   YEAR BUILT/RENOVATED:         1974/2000

LOAN DATE:               8/13/98
                                                                  COLLATERAL:                   A fifteen-story multi-tenant office
INTEREST RATE:           6.85%                                                                  building and ancillary parking
                                                                                                garage which contains approximately
REMAINING AMORTIZATION:  335 months                                                             286,302 square feet of net leasable
                                                                                                area. The three largest tenants are
MATURITY DATE:           8/1/08                                                                 Federal Home Loan Bank of NY, Fred
                                                                                                Alger & Co. Inc. and Jersey City
BORROWER/SPONSOR:        Steve Denholtz, Jerold Zaro                                            H.E.D.

CALL PROTECTION:         Lockout followed by defeasance

CROSS-COLLATERALIZATION: No                                       CURRENT OCCUPANCY:            98.52%

CASH MANAGEMENT:         No                                       UNDERWRITTEN NET CASH FLOW:   $2,909,157

RESERVES:                Monthly Replacement Reserve-$4,745       APPRAISED VALUE:              $44,000,000
                         TI/LC taken at Closing-$1,244,000
                                                                  APPRAISAL DATE:               4/1/00

                                                                  CUT-OFF DATE LOAN/SF:         $96

                                                                  CUT-OFF DATE LTV:             62.39%

                                                                  BALLOON LTV:                  55.39%

                                                                  UWNCF DSCR:                   1.32x
-----------------------------------------------------------------------------------------------------------------------------------


                                [PICTURE OMITTED]

[CHASE LOGO] CHASE
THE RIGHT RELATIONSHIP IS EVERYTHING.(REGISTERED MARK)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                                GLENMONT GARDENS

------------------------------------------------------------------------------------------------------------------------------------
                          LOAN INFORMATION                                                   PROPERTY INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
                          ORIGINAL           CUT-OFF DATE           SINGLE ASSET/ PORTFOLIO:   Single Asset

PRINCIPAL BALANCE:        $27,500,000        $27,442,709            PROPERTY TYPE:             Multifamily

% OF POOL BY IPB:         3.4%                                      LOCATION:                  Baltimore, MD

ORIGINATOR:               GECC                                      YEAR BUILT / RENOVATED:    1970/1972

LOAN DATE:                4/14/00                                   COLLATERAL:                An 829-unit apartment complex
                                                                                               consisting of 56 three-story garden
INTEREST RATE:            7.93%                                                                style buildings containing 690 units
                                                                                               and 1 fourteen-story building
REMAINING AMORTIZATION:   356 months                                                           containing 139 units. Amenities
                                                                                               available to residents include 2
MATURITY DATE:            5/1/10                                                               swimming pools, an exercise room, a
                                                                                               clubhouse, and a playground.
BORROWER/SPONSOR:         Victor Posner

CALL PROTECTION:          Lockout followed by defeasance
                                                                    CURRENT OCCUPANCY:         91.19%
CROSS-COLLATERALIZATION:  No
                                                                    UNDERWRITTEN NET CASH FLOW:$2,965,712
CASH MANAGEMENT:          No
                                                                    APPRAISED VALUE:           $35,000,000
RESERVES:                 Monthly Replacement Reserve-$15,545
                                                                    APPRAISAL DATE:            3/7/00

                                                                    CUT-OFF DATE LOAN/UNIT:    $33,183

                                                                    CUT-OFF DATE LTV:          78.41%

                                                                    BALLOON LTV:               70.25%

                                                                    UWNCF DSCR:                1.23x
------------------------------------------------------------------------------------------------------------------------------------


                                [PICTURE OMITTED]

[CHASE LOGO] CHASE
THE RIGHT RELATIONSHIP IS EVERYTHING.(REGISTERED MARK)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.


                                                         HOLIDAY INN BROOKLINE

---------------------------------------------------------------------- -------------------------------------------------------------
                          LOAN INFORMATION                                                   PROPERTY INFORMATION
---------------------------------------------------------------------- -------------------------------------------------------------
                               ORIGINAL                   CUT-OFF DATE          SINGLE ASSET/ PORTFOLIO:        Single Asset

PRINCIPAL BALANCE:             $23,500,000                $23,500,000           PROPERTY TYPE:                  Full-Service Hotel


% OF POOL BY IPB:              2.9%                                             LOCATION:                       Brookline, MA

ORIGINATOR:                    Chase                                            YEAR BUILT / RENOVATED:         1964/1994

LOAN DATE:                     TBD
                                                                                COLLATERAL:                     A full-service hotel
INTEREST RATE:                 8.50%                                                                            and ancillary garage
                                                                                                                condominium. The
                                                                                                                two- and six-story
                                                                                                                hotel contains 225
                                                                                                                units.

                                                                                PROPERTY MANAGEMENT:            Fine Hotels, Inc.
REMAINING AMORTIZATION:        300 months

MATURITY DATE:                 9/10/10
                                                                                CURRENT OCCUPANCY :             79.00%
BORROWER/SPONSOR:              Gerald Fineberg
                                                                                UNDERWRITTEN NET CASH FLOW:     $3,288,764
CALL PROTECTION:               Lockout followed by defeasance
                                                                                APPRAISED VALUE:                $34,400,000
CROSS-COLLATERALIZATION:       No
                                                                                APPRAISAL DATE:                 7/1/00
CASH MANAGEMENT:               No
                                                                                CUT-OFF DATE/ROOM:              $104,444
RESERVES:                      -
                                                                                CUT-OFF DATE LTV:               68.31%

                                                                                BALLOON LTV:                    57.22%

                                                                                UWNCF DSCR:                     1.45x
---------------------------------------------------------------------- -------------------------------------------------------------


                                [PICTURE OMITTED]

[CHASE LOGO] CHASE
THE RIGHT RELATIONSHIP IS EVERYTHING.(REGISTERED MARK)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.



                                                       MARBURY PLAZA APARTMENTS

---------------------------------------------------------------------- -------------------------------------------------------------
                          LOAN INFORMATION                                                   PROPERTY INFORMATION
---------------------------------------------------------------------- -------------------------------------------------------------


                               ORIGINAL             CUT-OFF DATE               SINGLE ASSET/ PORTFOLIO:     Single Asset

PRINCIPAL BALANCE:             $22,500,000          $22,500,000                PROPERTY TYPE:               Multifamily

% OF POOL BY IPB:              2.8%                                            LOCATION:                    Washington, DC

ORIGINATOR:                    GECC                                            YEAR BUILT / RENOVATED:      1967/1999

LOAN DATE:                     TBD
                                                                               COLLATERAL:                  A 672-unit apartment
INTEREST RATE:                 7.90%                                                                        complex consisting of
                                                                                                            eleven- and
REMAINING AMORTIZATION:        360 months                                                                   twelve-story buildings
                                                                                                            with 573 units and 2
MATURITY DATE:                 8/1/10                                                                       three-story garden style
                                                                                                            buildings containing 99
                                                                                                            units.  The complex
                                                                                                            contains one-, two-and
                                                                                                            three-bedroom units.
                                                                                                            Amenities available to
                                                                                                            residents include two
                                                                                                            swimming pools, a
                                                                                                            playground, and a
BORROWER/SPONSOR:              S. Donald Harlan, III, Stephen D. Harlan                                     clubhouse.

CALL PROTECTION:               Lockout followed by defeasance                  CURRENT OCCUPANCY :          93.79%

CROSS-COLLATERALIZATION:       No                                              UNDERWRITTEN NET CASH FLOW:  $2,410,068

CASH MANAGEMENT:               No                                              APPRAISED VALUE:             $30,300,000

RESERVES:                      Monthly Replacement Reserve-$13,440             APPRAISAL DATE:              7/27/2000

                                                                               CUT-OFF DATE/UNIT:           $33,284

                                                                               CUT-OFF DATE LTV:            74.26%

                                                                               BALLOON LTV:                 66.32%

                                                                               UWNCF DSCR:                  1.23x
---------------------------------------------------------------------- -------------------------------------------------------------

                                [PICTURE OMITTED]

                                  Page 12 of 12

[CHASE LOGO] CHASE
THE RIGHT RELATIONSHIP IS EVERYTHING.(REGISTERED MARK)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                                                          CAMBRIAN APARTMENTS

---------------------------------------------------------------------- -------------------------------------------------------------
                          LOAN INFORMATION                                                   PROPERTY INFORMATION
---------------------------------------------------------------------- -------------------------------------------------------------

                                ORIGINAL               CUT-OFF DATE      SINGLE ASSET/ PORTFOLIO:       Single Asset

PRINCIPAL BALANCE:              $18,785,000            $18,771,232       PROPERTY TYPE:                 Multifamily

% OF POOL BY IPB:               2.3%                                     LOCATION:                      Aurora, CO

ORIGINATOR:                     GECC                                     YEAR BUILT / RENOVATED:        1982/2000

LOAN DATE:                      6/6/00
                                                                         COLLATERAL:                    A 383-unit apartment complex
                                                                                                        consisting of 16 three-story
INTEREST RATE:                  8.53%                                                                   garden style buildings
                                                                                                        located in Aurora, Colorado.
REMAINING AMORTIZATIOn:         358 months                                                              The complex contains 145
                                                                                                        one-bedroom units and 238
MATURITY DATE:                  7/1/10                                                                  two-bedroom units.Amenities
                                                                                                        available to residents
                                                                                                        include a swimming pool, a
BORROWER/SPONSOR:               Wiener Family Partnership, Frederick K.                                 fitness center and a
                                Mehlman, Marc L. Samplin, Terry Simone                                  clubhouse.

                                                                       CURRENT OCCUPANCY :              95.82%
CALL PROTECTION:                Lockout followed by defeasance
                                                                       UNDERWRITTEN NET CASH FLOW:      $2,176,251
CROSS-COLLATERALIZATION:        No
                                                                       APPRAISED VALUE:                 $24,700,000
CASH MANAGEMENT:                No
                                                                       APPRAISAL DATE:                  5/4/00
RESERVES:                       Monthly Replacement Reserve-$7,980
                                                                       CUT-OFF DATE/UNIT:               $49,011

                                                                       CUT-OFF DATE LTV:                76.00%

                                                                       BALLOON LTV:                     68.96%

                                                                       UWNCF DSCR:                      1.25x
---------------------------------------------------------------------- -------------------------------------------------------------

                                [PICTURE OMITTED]

[CHASE LOGO] CHASE
THE RIGHT RELATIONSHIP IS EVERYTHING.(REGISTERED MARK)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                                                          TWO BENT TREE TOWER

---------------------------------------------------------------------- -------------------------------------------------------------
                          LOAN INFORMATION                                                   PROPERTY INFORMATION
---------------------------------------------------------------------- -------------------------------------------------------------

                             ORIGINAL                 CUT-OFF DATE       SINGLE ASSET/ PORTFOLIO:       Single Asset

PRINCIPAL BALANCE:           $18,500,000              $18,486,441        PROPERTY TYPE:                 Office

% OF POOL BY IPB:            2.3%                                        LOCATION:                      Addison, TX

ORIGINATOR:                  GECC                                        YEAR BUILT / RENOVATED:        1982/1998

LOAN DATE:                   6/27/00                                     COLLATERAL:                    An eight story multi-tenant
                                                                                                        office building and a two
INTEREST RATE:               8.53%                                                                      level adjacent parking deck.
                                                                                                        The building contains
REMAINING AMORTIZATION:      358 months                                                                 approximately 172,201 square
                                                                                                        feet of net leasable area.
MATURITY DATE:               7/1/10                                                                     The three largest tenants
                                                                                                        are GE Capital Realty Group,
                                                                                                        Inc., Centex and Compupros.
BORROWER/SPONSOR:            BT Tower II GP, LLC, Sabre Realty
                             Management, Inc.                            CURRENT OCCUPANCY :            93.04%

CALL PROTECTION:             Lockout followed by defeasance              UNDERWRITTEN NET CASH FLOW:    $2,184,349

CROSS-COLLATERALIZATION:     No                                          APPRAISED VALUE:                $23,500,000

CASH MANAGEMENT:             No                                          APPRAISAL DATE:                 6/1/00

RESERVES:                    Monthly Replacement Reserve-$2,875          CUT-OFF DATE/SF:                $107
                             Monthly TI/LC-$16,200
                                                                         CUT-OFF DATE LTV:               78.67%

                                                                         BALLOON LTV:                    71.38%

                                                                         UWNCF DSCR:                     1.28x
---------------------------------------------------------------------- -------------------------------------------------------------


                                [PICTURE OMITTED]

[CHASE LOGO] CHASE
THE RIGHT RELATIONSHIP IS EVERYTHING.(REGISTERED MARK)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                                                               THE FALLS

---------------------------------------------------------------------- -------------------------------------------------------------
                          LOAN INFORMATION                                                   PROPERTY INFORMATION
---------------------------------------------------------------------- -------------------------------------------------------------

                          ORIGINAL             CUT-OFF DATE                SINGLE ASSET/ PORTFOLIO:       Single Asset


PRINCIPAL BALANCE:        $18,250,000          $18,154,724                 PROPERTY TYPE:                 Multifamily



% OF POOL BY IPB:         2.2%                                             LOCATION:                      Duluth, GA

ORIGINATOR:               Chase                                            YEAR BUILT / RENOVATED:        1986/1999

                                                                           COLLATERAL:                    A 520-unit apartment
LOAN DATE:                11/18/99                                                                        complex with 31
                                                                                                          two- and three-story
INTEREST RATE:            7.89%                                                                           buildings. The complex
                                                                                                          contains 236 one-bedroom
REMAINING AMORTIZATION:   351 months                                                                      units and 284 two-bedroom
                                                                                                          units. Amenities available
MATURITY DATE:            6/10/12                                                                         to residents include two
                                                                                                          community pools, a heated
BORROWER/SPONSOR:         Associated Estates Realty Corp.                                                 spa, two tennis courts, a
                                                                                                          playground, and clubhouse.

CALL PROTECTION:          Lockout followed by defeasance                   CURRENT OCCUPANCY:             88.08%

CROSS-COLLATERALIZATION:  No                                               UNDERWRITTEN NET CASH FLOW:    $1,913,624

CASH MANAGEMENT:          No                                               APPRAISED VALUE:               $26,450,000

RESERVES:                 Monthly Replacement Reserve-$9,521               APPRAISAL DATE:                8/23/99

                                                                           CUT-OFF DATE/UNIT:             $34,913

                                                                           CUT-OFF DATE LTV:              68.64%

                                                                           BALLOON LTV:                   58.67%

                                                                           UWNCF DSCR:                    1.20x
---------------------------------------------------------------------- -------------------------------------------------------------



                                [PICTURE OMITTED]

[CHASE LOGO] CHASE
THE RIGHT RELATIONSHIP IS EVERYTHING.(REGISTERED MARK)

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                                                             DANBURY GREEN

---------------------------------------------------------------------- -------------------------------------------------------------
                          LOAN INFORMATION                                                   PROPERTY INFORMATION
---------------------------------------------------------------------- -------------------------------------------------------------

                              ORIGINAL              CUT-OFF DATE             SINGLE ASSET/ PORTFOLIO:          Single Asset

PRINCIPAL BALANCE:            $18,000,000           $17,890,343              PROPERTY TYPE:                    Anchored Retail

% OF POOL BY IPB:             2.2%                                           LOCATION:                         Danbury, CT

ORIGINATOR:                   Heller                                         YEAR BUILT / RENOVATED:           1999

LOAN DATE:                    9/30/99                                        COLLATERAL:                       An anchored retail
                                                                                                               shopping center. The
INTEREST RATE:                8.10%                                                                            building contains
                                                                                                               approximately 95,358
REMAINING AMORTIZATION:       349 months                                                                       square feet of net
                                                                                                               leasable area.  The
MATURITY DATE:                10/01/09                                                                         property is anchored
                                                                                                               by a Grand Union,
BORROWER/SPONSOR:             Robert Elder                                                                     Lillian August, and
                                                                                                               Staples.

                                                                             CURRENT OCCUPANCY :               100%

                                                                             UNDERWRITTEN NET CASH FLOW:       $2,113,455
CALL PROTECTION:              Lockout followed by defeasance
                                                                             APPRAISED VALUE:                  $24,000,000
CROSS-COLLATERALIZATION:      No
                                                                             APPRAISAL DATE:                   8/10/99
CASH MANAGEMENT:              No
                                                                             CUT-OFF DATE/SF:                  $188
RESERVES:                     Monthly Replacement Reserve-$382
                                                                             CUT-OFF DATE LTV:                 74.54%

                                                                             BALLOON LTV:                      67.35%

                                                                             UWNCF DSCR:                       1.32x
---------------------------------------------------------------------- -------------------------------------------------------------
                                [PICTURE OMITTED]